ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND

ANNUAL REPORT
AUGUST 31, 1998

ALLIANCE CAPITAL





LETTER TO SHAREHOLDERS                   ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

October 26, 1998

Dear Shareholder:

We are pleased to report to you on our investment strategy, performance and outlook for the Alliance Global Dollar Government Fund. The Fund's objective is to provide investors with a high level of total return by seeking both high current income and capital appreciation. To achieve its objective, the Fund invests primarily in a non-diversified portfolio of sovereign debt obligations and in U.S. and non-U.S. corporate fixed-income securities. The majority of the Fund's assets are invested in securities with low credit ratings.

INVESTMENT PERFORMANCE
The following table shows how your Fund performed over the past six- and 12-month periods ended August 31, 1998. For comparison, we have included the returns for the Fund's benchmark, the unmanaged J.P. Morgan Emerging Markets Bond Index, which provides a broad measure of the performance of a basket of emerging market debt securities.

Over the past six- and 12-month periods, your Fund underperformed the benchmark as a result of our overweight positions in Russia and Venezuela.


INVESTMENT RESULTS*
Periods Ended August 31, 1998
                                                     TOTAL RETURNS
                                                 6 MONTHS       12 MONTHS
                                                 ---------     ----------

ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
  Class A                                          -38.02%        -38.56%
  Class B                                          -38.40%        -39.11%
  Class C                                          -38.39%        -39.09%

J.P. MORGAN EMERGING MARKETS BOND INDEX            -26.81%        -24.59%


* THE FUND'S INVESTMENT RESULTS REPRESENT TOTAL RETURNS AND ARE BASED ON THE NET ASSET VALUE AS OF AUGUST 31, 1998. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. RETURNS FOR THE FUND INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    THE J.P. MORGAN EMERGING MARKETS BOND INDEX IS A TOTAL RETURN INDEX THAT TRACKS THE TRADED MARKET FOR U.S. DOLLAR-DENOMINATED BRADY AND OTHER SIMILAR SOVEREIGN RESTRUCTURED BONDS TRADED IN EMERGING MARKETS. THE INDEX IS UNMANAGED AND REFLECTS NO FEES OR EXPENSES. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

    ADDITIONAL INVESTMENT RESULTS APPEAR ON PAGE 3.


MARKET OVERVIEW
In the emerging markets, debt prices fell over the six-month period ended August 31, 1998. Strong gains made in the first quarter of 1998 were erased in the second quarter when renewed volatility in Asia, weakness in the yen and fiscal problems in Russia heightened investor concerns about all higher-yielding asset classes. Investor confidence was briefly restored in July, when the International Monetary Fund approved an emergency loan package for the Russian government. However, the downward fall in emerging market debt prices resumed and accelerated in August, when the Russian government devalued the ruble and defaulted on its domestic debt. This surprise move by the Russian government led to a general sell-off of emerging market assets, as investors moved to lower their portfolios' risk exposure. Russia was the worst performing market over the six-month period ended August 31, 1998.

Venezuela was the worst performing Latin American debt market. Venezuela's dependency on oil exports has hurt its current account during this time period when oil prices continued to fall. In addition, upcoming elections in Venezuela have led to political uncertainty.

INVESTMENT STRATEGY
Over the six-month period ended August 31, 1998, we increased holdings in Latin America, in particular Brazil, as part of our long-term strategy of investing in the emerging markets with strong long-term fundamentals. We believe the underlying fundamentals in Latin America do not justify the current valuations and, therefore, we expect debt prices there to continue rising over the long term. We decreased our holdings in Russia as the government's fiscal situation deteriorated.

OUTLOOK
Investor focus has now turned to Brazil, where economic fundamentals are stronger than in Russia. The one troubling


1


                                         ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

similarity is Brazil's large amount of short-term local currency government debt which matures in the coming months and must be rolled over. Fortunately, much of this debt is held by Brazilian investors, making the roll-over of this debt more likely. In addition, Brazil has over US$60 billion in foreign reserves, which will help the government maintain financial stability.

We believe the current pressure on emerging market economies has more to do with global economic conditions, than with poor policy steps. We see the future health of emerging markets as dependent on what the Group of Seven Industrialized Nations* (G-7) does. First, Japan must take steps to stabilize their economy and fix the financial mess that has frozen the efficient functioning of local business. At the same time, the other G-7 countries must lower interest rates and inject needed liquidity into the global financial system. Until these things happen, we expect emerging market debt price volatility to remain elevated.

Thank you for your continued interest and investment in the Alliance Global Dollar Government Fund. We look forward to reporting its progress to you in the coming months.

Sincerely,


John D. Carifa
Chairman


Wayne D. Lyski
President


* The Group of Seven Industrialized Nations includes Canada, France, Germany, Italy, Japan, the United Kingdom, and the United States.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


2


INVESTMENT OBJECTIVE AND POLICIES        ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

Alliance Global Dollar Government Fund seeks primarily a high level of current income and, secondarily, capital appreciation. It invests primarily in a non-diversified portfolio of sovereign debt obligations and in U.S. and non-U.S. corporate fixed-income securities. Substantially all of the Fund's assets are invested in lower-rated securities.

INVESTMENT RESULTS
_______________________________________________________________________________

NAV AND SEC AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 1998
CLASS A SHARES
                              WITHOUT         WITH
                           SALES CHARGE   SALES CHARGE
                           ------------   ------------
One Year                     -38.56%        -41.16%
Since Inception*               1.05%          0.09%
SEC Yield**                   14.34%

CLASS B SHARES
                              WITHOUT         WITH
                           SALES CHARGE   SALES CHARGE
                           ------------   ------------
One Year                     -39.11%        -40.53%
Since Inception*               0.22%          0.22%
SEC Yield**                   13.60%

CLASS C SHARES
                              WITHOUT         WITH
                           SALES CHARGE   SALES CHARGE
                           ------------   ------------
One Year                     -39.09%        -39.56%
Since Inception*               0.25%          0.25%
SEC Yield**                   13.62%


SEC AVERAGE ANNUAL TOTAL RETURNS AS OF THE MOST RECENT
QUARTER-END (JUNE 30, 1998)
                              CLASS A         CLASS B         CLASS C
                              -------         -------         -------

1 Year                         -10.32%         -9.27%         -7.79%
3 Years                         17.53%         18.06%         18.33%
Since Inception*                 9.75%          9.94%          9.97%

The Fund's investment results represent average annual total returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception: 2/25/94 for all Classes.

**   Yields are for the 30 days ended August 31, 1998.


3


                                         ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
GROWTH OF A $10,000 INVESTMENT
2/28/94* TO 8/31/98


$19,000
$17,000
$15,000
$13,000
$11,000
$10,000
$9,000


J.P. MORGAN EMERGING MARKETS BOND INDEX: $13,217
GLOBAL DOLLAR GOVERNMENT FUND CLASS A: $10,042


2/28/94   8/31/94   8/31/95   8/31/96   8/31/97   8/31/98


This chart illustrates the total value of an assumed $10,000 investment in Alliance Global Dollar Government Fund Class A shares (from 2/28/94 to 8/31/98) as compared to the performance of an appropriate broad-based index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The J.P. Morgan Emerging Markets Bond Index is an unmanaged index composed of dollar denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds.

When comparing Alliance Global Dollar Government Fund to the index shown above, you should note that no charges or expenses are reflected in the performance of the index.


Global Dollar Government Fund

J.P.Morgan Emerging Markets Bond Index

*    Month-end nearest to Fund's inception date of 2/25/94.


4


PORTFOLIO OF INVESTMENTS
AUGUST 31, 1998                          ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

                                              PRINCIPAL
                                               AMOUNT
                                                (000)       U.S. $ VALUE
-------------------------------------------------------------------------------
SOVEREIGN DEBT OBLIGATIONS-76.0%
OTHER SOVEREIGN DEBT OBLIGATIONS-48.5%
ARGENTINA-15.2%
Government of Argentina
  9.75%, 9/19/27                                $20,500    $  13,530,000
Republic of Argentina
  11.375%, 1/30/17                               10,000        7,100,000
                                                             ------------
                                                              20,630,000

BRAZIL-10.0%
Republic of Brazil
  10.125%, 5/15/27                               24,134       13,575,375

COLOMBIA-3.1%
Republic of Colombia
  8.625%, 4/01/08                                 5,500        4,248,750

MEXICO-11.1%
United Mexican States
  11.50%, 5/15/26                                18,000       15,120,000

PHILIPPINES-3.2%
Bangko Sentral Pilipinas
  8.60%, 6/15/27                                  7,000        4,357,500

RUSSIA-5.9%
Russian IAN FRN
  6.625%, 12/15/15                               54,939        7,966,140

Total Other Sovereign Debt Obligations
  (cost $117,972,606)                                         65,897,765

NON-COLLATERALIZED BRADY BONDS-23.0%
BRAZIL-7.7%
Republic of Brazil C - Bonds
  8.00%, 4/15/14 (a)                             19,724       10,404,183

BULGARIA-3.6%
Republic of Bulgaria IAB FRN
  6.688%, 7/28/11                                11,000        4,840,000

ECUADOR-3.7%
Republic of Ecuador PDI
  6.625%, 2/27/15 (b)                            16,183        5,057,106

PANAMA-2.6%
Republic of Panama PDI FRN
  6.688%, 7/17/16 (c)                             5,801        3,574,928

PERU-2.8%
Republic of Peru FLIRB
  3.25%, 3/07/17(d)(e)                            2,750        1,113,750
Republic of Peru PDI
  4.00%, 3/07/17(d)                               5,450        2,629,625
                                                             ------------
                                                               3,743,375

POLAND-2.6%
Republic of Poland PDI
  4.00%, 10/27/14 (d)                             4,500        3,526,875

Total Non-Collateralized Brady Bonds
  (cost $47,531,248)                                          31,146,467

LOAN PARTICIPATION-4.5%
MOROCCO-4.5%
Kingdom of Morocco
  Loan Participation FRN
  Series A
  6.563%, 1/01/09
  (cost $8,622,267)                              10,000        6,125,000

Total Sovereign Debt Obligations
  (cost $174,126,121)                                        103,169,232

CORPORATE DEBT OBLIGATIONS-19.8%
Autopistas del Sol, SA
  Series B
  10.25%, 8/01/09 (e)                             2,500        1,843,750
Banco Nacional De Desenvolvimiento
  Economico
  10.80%, 6/16/08 (e)                             5,000        3,962,500
Cellco Finance
  15.00%, 8/01/05 (e)                             3,000        2,250,000


5


PORTFOLIO OF INVESTMENTS (CONTINUED)     ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

                                              PRINCIPAL
                                               AMOUNT
                                                (000)       U.S. $ VALUE
-------------------------------------------------------------------------------
Consorcio Ecuatoriano Telecom
  14.00%, 5/01/02                               $ 5,000    $   4,500,000
Fuji LLC
  Series A
  9.87%, 12/31/49 (d)(e)                          4,800        3,221,098
Grupo Mexicano de Desarrollo, SA
  8.25%, 2/17/01(f)                               7,900        1,580,000
Korea Electric Power Corp
  7.75%, 4/01/13                                 10,000        6,422,950
OPP Petroquimica, SA
  11.50%, 2/23/04 (e)                             4,000        3,050,000

Total Corporate Debt Obligations
  (cost $39,037,257)                                          26,830,298

TOTAL INVESTMENTS-95.8%
  (cost $213,163,378)                                        129,999,530
Other assets less liabilities-4.2%                             5,736,206

NET ASSETS-100%                                            $ 135,735,736


(a)  Coupon consists of 5.00% cash payment and 3.00% paid-in-kind.

(b)  Coupon consists of 3.25% cash payment and 3.375% paid-in-kind.

(c)  Coupon consists of 4.00% cash payment and 2.6875% paid-in-kind.

(d) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at August 31, 1998.

(e) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 1998, these securities amounted to $15,441,098 representing 11.4% of net assets.

(f)  Security is in default and is non-income producing.

     Glossary of Terms:
     FLIRB  -  Front Loaded Interest Reduction Bond.
     FRN    -  Floating Rate Note.
     IAB    -  Interest Arrears Bond.
     IAN    -  Interest Arrears Note.
     PDI    -  Past Due Interest.

     See notes to financial statements.


6


STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1998                          ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $213,163,378)         $129,999,530
  Cash                                                               4,248,014
  Interest receivable                                                5,759,727
  Receivable for investment securities sold                          4,887,301
  Receivable for capital stock sold                                  1,974,406
  Deferred organization expenses                                        14,571
  Total assets                                                     146,883,549

LIABILITIES
  Payable for investment securities purchased                        8,675,750
  Payable for capital stock redeemed                                 1,423,626
  Dividends payable                                                    631,325
  Distribution fee payable                                             127,085
  Advisory fee payable                                                 114,041
  Accrued expenses                                                     175,986
  Total liabilities                                                 11,147,813

NET ASSETS                                                        $135,735,736

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $     26,881
  Additional paid-in capital                                       237,854,757
  Distributions in excess of net investment income                  (1,308,519)
  Accumulated net realized loss on investment transactions         (17,673,535)
  Net unrealized depreciation on investments                       (83,163,848)
                                                                  $135,735,736

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share
    ($32,365,054/6,415,267 shares of capital stock
    issued and outstanding)                                              $5.05
  Sales charge--4.25% of public offering price                             .22
  Maximum offering price                                                 $5.27

  CLASS B SHARES
  Net asset value and offering price per share
    ($79,659,873/15,771,930 shares of capital stock
    issued and outstanding)                                              $5.05

  CLASS C SHARES
  Net asset value and offering price per share
    ($23,710,809/4,694,270 shares of capital stock
    issued and outstanding)                                              $5.05


See notes to financial statements.


7


STATEMENT OF OPERATIONS
YEAR ENDED AUGUST 31, 1998               ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                       $  18,859,179

EXPENSES
  Advisory fee                                   $   1,416,679
  Distribution fee - Class A                           133,931
  Distribution fee - Class B                         1,095,512
  Distribution fee - Class C                           346,957
  Transfer agency                                      305,774
  Custodian                                            150,190
  Administrative                                       129,156
  Audit and legal                                      111,460
  Printing                                              48,839
  Registration                                          43,437
  Amortization of organization expenses                 37,967
  Directors' fees                                       28,000
  Miscellaneous                                          4,557
  Total expenses                                                     3,852,459
  Net investment income                                             15,006,720

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  Net realized loss on investment transactions                     (14,298,058)
  Net change in unrealized appreciation
    of investments                                                 (86,796,871)
  Net loss on investment transactions                             (101,094,929)

NET DECREASE IN NET ASSETS FROM OPERATIONS                       $ (86,088,209)


See notes to financial statements.


8


STATEMENT OF CHANGES
IN NET ASSETS                            ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

                                                   YEAR ENDED      YEAR ENDED
                                                   AUGUST 31,      AUGUST 31,
                                                      1998            1997
                                                 -------------   -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment income                          $  15,006,720   $  10,841,923
  Net realized gain (loss) on investment
    transactions                                   (14,298,058)     25,072,434
  Net change in unrealized appreciation
    of investments                                 (86,796,871)     (2,022,190)
  Net increase (decrease) in net assets
    from operations                                (86,088,209)     33,892,167

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                         (3,780,424)     (2,634,591)
    Class B                                         (8,514,602)     (7,289,193)
    Class C                                         (2,711,694)     (1,690,490)
  Distributions in excess of net
    investment income
    Class A                                           (227,100)             -0-
    Class B                                           (511,493)             -0-
    Class C                                           (162,898)             -0-
  Tax return of capital
    Class A                                           (795,457)             -0-
    Class B                                         (1,807,258)             -0-
    Class C                                           (585,977)             -0-
  Net realized gains on investments
    Class A                                         (5,147,027)     (2,507,271)
    Class B                                        (12,345,658)     (8,869,881)
    Class C                                         (4,432,421)     (1,923,846)

COMMON STOCK TRANSACTIONS
  Net increase                                     106,923,018      24,886,994
  Total increase (decrease)                        (20,187,200)     33,863,889

NET ASSETS
  Beginning of year                                155,922,936     122,059,047
  End of year                                    $ 135,735,736   $ 155,922,936


See notes to financial statements.


9


NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 1998                          ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Global Dollar Government Fund, Inc. (the "Fund") was incorporated in the state of Maryland on December 2, 1993, as a non-diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. ORGANIZATION EXPENSES
Organization expenses of approximately $184,000 have been deferred and are being amortized on a straight-line basis through February, 1999.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as an adjustment to interest income.

5. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such


10


                                         ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to a tax return of capital, resulted in a net decrease in distributions in excess of net investment income, a decrease in net realized gain on investments and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.


NOTE B: ADVISORY AND ADMINISTRATIVE FEES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a monthly fee equal to the annualized rate of .75 of 1% of the average adjusted daily net assets of the Fund. Such fee will be accrued daily and paid monthly.

The Fund has a Transfer Agency Agreement with Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) to provide personnel and facilities to perform transfer agency services for the Fund. Compensation under this agreement amounted to $199,082 for the year ended August 31, 1998. Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $54,043 from the sale of Class A shares and $15,790, $162,429 and $28,333 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended August 31, 1998.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $4,281,388, and $860,038 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $423,016,546 and $319,572,599, respectively, for the year ended August 31, 1998. There were purchases of $16,284,063 and sales of $16,290,625 of U.S. government and government agency obligations for the year ended August 31, 1998.

At August 31, 1998, the cost of investments for federal income tax purposes was $215,050,292. Accordingly, gross unrealized appreciation of investments was $0 and gross unrealized depreciation was $85,050,762 resulting in net unrealized depreciation of $85,050,762.

1. OPTIONS TRANSACTIONS
For hedging and investment purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired


11


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)                              ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

There were no transactions in options written for the year ended August 31, 1998.


NOTE E: CAPITAL STOCK
There are 9,000,000,000 shares of $.001 par value capital stock authorized, dividend into three classes, designated Class A, Class B and Class C shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:


                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                    YEAR ENDED       YEAR ENDED    YEAR ENDED      YEAR ENDED
                      AUGUST 31,     AUGUST 31,    AUGUST 31,      AUGUST 31,
                         1998           1997          1998            1997
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold            4,813,019     2,355,226    $ 40,513,709    $ 32,050,908
Shares issued in
  reinvestment of
  dividends and
  distributions          728,102       280,933       6,175,196       2,821,501
Shares converted
  from Class B           259,021       915,289       2,196,430       1,852,148
Shares redeemed       (2,902,346)   (2,356,535)    (23,845,164)    (24,578,204)
Net increase           2,897,796     1,194,913    $ 25,040,171    $ 12,146,353

CLASS B
Shares sold           11,711,770     3,870,353    $ 98,025,012    $ 40,316,286
Shares issued in
  reinvestment of
  dividends and
  distributions        1,070,901       558,197       9,074,872       5,572,998
Shares converted
  to Class A            (259,021)     (915,289)     (2,196,430)     (1,852,148)
Shares redeemed       (5,528,229)   (3,156,236)    (44,595,809)    (40,778,794)
Net increase           6,995,421       357,025    $ 60,307,645    $  3,258,342

CLASS C
Shares sold            4,751,772     1,335,877    $ 41,402,517    $ 13,969,049
Shares issued in
  reinvestment of
  dividends and
  distributions          559,509       157,884       4,741,446       1,583,319
Shares redeemed       (2,979,293)     (580,894)    (24,568,761)     (6,070,069)
Net increase           2,331,988       912,867    $ 21,575,202    $  9,482,299


12


                                         ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

NOTE F: CONCENTRATION OF RISK
Investing in securities of foreign companies and foreign governments involves special risks which include revaluation of currency and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the United States government. The Fund invests in the Sovereign Debt Obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economies of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.


NOTE G: BANK BORROWING
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended August 31, 1998.


13


FINANCIAL HIGHLIGHTS                     ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                         CLASS A
                                           -----------------------------------------------------------------
                                                                                                FEBRUARY 25,
                                                                                                  1994(A)
                                                           YEAR ENDED AUGUST 31,                    TO
                                            --------------------------------------------------   AUGUST 31,
                                               1998         1997         1996         1995         1994
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $10.64       $10.01       $ 8.02       $ 9.14       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .73(b)       .88(b)       .84          .86          .45
Net realized and unrealized gain (loss)
  on investment transactions                   (4.03)        1.85         2.10        (1.10)        (.86)
Net increase (decrease) in net asset
  value from operations                        (3.30)        2.73         2.94         (.24)        (.41)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.73)        (.95)        (.95)        (.88)        (.45)
Tax return of capital                           (.15)          -0-          -0-          -0-          -0-
Distributions in excess of net
  investment income                             (.04)          -0-          -0-          -0-          -0-
Distributions from net realized gain
  on investments                               (1.37)       (1.15)          -0-          -0-          -0-
Total dividends and distributions              (2.29)       (2.10)        (.95)        (.88)        (.45)
Net asset value, end of period                $ 5.05       $10.64       $10.01       $ 8.02       $ 9.14

TOTAL RETURN
Total investment return based on net
  asset value (c)                             (38.56)%      30.04%       38.47%       (1.48)%      (3.77)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $32,365      $37,416      $23,253      $12,020      $10,995
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                              1.48%        1.55%        1.65%        1.93%         .75%(d)
  Expenses, before waivers and
    reimbursements                              1.48%        1.55%        1.65%        1.93%        1.91%(d)
  Net investment income                         8.51%        8.49%        9.23%       11.25%        9.82%(d)
Portfolio turnover rate                          188%         314%         315%         301%         100%


See footnote summary on page 16.


14


                                         ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                       CLASS B
                                            -----------------------------------------------------------------
                                                                                               FEBRUARY 25,
                                                                                                  1994(A)
                                                          YEAR ENDED AUGUST 31,                     TO
                                            --------------------------------------------------   AUGUST 31,
                                               1998         1997         1996         1995         1994
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $10.64       $10.01       $ 8.02       $ 9.14       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .67(b)       .81(b)       .78          .80          .42
Net realized and unrealized gain (loss)
  on investment transactions                   (4.05)        1.84         2.08        (1.11)        (.86)
Net increase (decrease) in net asset
  value from operations                        (3.38)        2.65         2.86         (.31)        (.44)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.67)        (.87)        (.87)        (.81)        (.42)
Tax return of capital                           (.14)          -0-          -0-          -0-          -0-
Distributions in excess of net
  investment income                             (.04)          -0-          -0-          -0-          -0-
Distributions from net realized gain
  on investments                               (1.36)       (1.15)          -0-          -0-          -0-
Total dividends and distributions              (2.21)       (2.02)        (.87)        (.81)        (.42)
Net asset value, end of period                $ 5.05       $10.64       $10.01       $ 8.02       $ 9.14

TOTAL RETURN
Total investment return based on net
  asset value (c)                             (39.11)%      29.14%       37.36%       (2.40)%      (4.17)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $79,660      $93,377      $84,295      $62,406      $47,030
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                              2.22%        2.26%        2.37%        2.64%        1.45%(d)
  Expenses, before waivers and
    reimbursements                              2.22%        2.26%        2.37%        2.64%        2.63%(d)
  Net investment income                         7.78%        7.81%        8.57%       10.52%        9.11%(d)
Portfolio turnover rate                          188%         314%         315%         301%         100%


See footnote summary on page 16.


15


FINANCIAL HIGHLIGHTS (CONTINUED)         ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                       CLASS C
                                            -----------------------------------------------------------------
                                                                                               FEBRUARY 25,
                                                                                                  1994(A)
                                                           YEAR ENDED AUGUST 31,                    TO
                                            --------------------------------------------------   AUGUST 31,
                                               1998         1997         1996         1995         1994
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $10.64       $10.01       $ 8.02       $ 9.14       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .67(b)       .82(b)       .77          .79          .42
Net realized and unrealized gain (loss)
  on investment transactions                   (4.05)        1.84         2.10        (1.10)        (.86)
Net increase (decrease) in net asset
  value from operations                        (3.38)        2.66         2.87         (.31)        (.44)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.67)        (.88)        (.88)        (.81)        (.42)
Tax return of capital                           (.14)          -0-          -0-          -0-          -0-
Distributions in excess of net
  investment income                             (.04)          -0-          -0-          -0-          -0-
Distributions from net realized gain
  on investments                               (1.36)       (1.15)          -0-          -0-          -0-
Total dividends and distributions              (2.21)       (2.03)        (.88)        (.81)        (.42)
Net asset value, end of period                $ 5.05       $10.64       $10.01       $ 8.02       $ 9.14

TOTAL RETURN
Total investment return based on net
    asset value (c)                           (39.09)%      29.17%       37.40%       (2.36)%      (4.16)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $23,711      $25,130      $14,511       $9,330      $10,404
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                              2.19%        2.25%        2.35%        2.63%        1.45%(d)
  Expenses, before waivers and
    reimbursements                              2.19%        2.25%        2.35%        2.63%        2.59%(d)
  Net investment income                         7.75%        7.82%        8.52%       10.46%        9.05%(d)
Portfolio turnover rate                          188%         314%         315%         301%         100%


(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(d)  Annualized.


16


REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                     ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND, INC.

We have audited the accompanying statement of assets and liabilities of Alliance Global Dollar Government Fund, Inc. (the "Fund"), including the portfolio of investments, as of August 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Global Dollar Government Fund, Inc. at August 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


New York, New York
October 5, 1998



FEDERAL INCOME TAX INFORMATION (UNAUDITED)
_______________________________________________________________________________

In order to meet certain requirements of the Internal Revenue Code we are advising you that $3,446,649 of the capital gain distributions paid by the Fund during the fiscal year August 31, 1998 are subject to a maximum tax rate of 28%.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 1999.


17


                            ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)

OFFICERS
WAYNE D. LYSKI, PRESIDENT
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
PAUL J. DENOON, VICE PRESIDENT
VICKI L. FULLER, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
JUAN J. RODRIGUEZ, CONTROLLER

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

CUSTODIAN
THE BANK OF NEW YORK
One Wall Street
New York, NY 10286

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019


(1)  Member of the Audit Committee.


18


THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance High Yield Fund
Alliance Mortgage Securities Income Fund
Alliance Limited Maturity Government Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term Multi-Market Trust
Alliance Short-Term U.S. Government Fund
Alliance World Income Trust

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Environment Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Alliance/Regent Sector Opportunity Fund

GROWTH & INCOME
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Income Builder Fund
Alliance Real Estate Investment Fund
Alliance Strategic Balanced Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Global Small Cap Fund
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance Greater China '97 Fund
Alliance International Fund
Alliance International Premier Growth Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
ACM Institutional Reserves
    Government Portfolio
    Prime Portfolio
    Tax-Free Portfolio
    Trust Portfolio
Alliance Capital Reserves
Alliance Government Reserves
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    Massachusetts Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    Government Portfolio
    General Municipal Portfolio


19


ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

GDGAR